Exhibit 10.32

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (this “Third Amendment”) is made as of July 29, 2021 (the “Third Amendment Effective Date”), by and between SOUTH LOOP 1, LLC, a Delaware limited liability company (“Landlord”), and PENUMBRA, INC., a Delaware corporation (“Tenant”).
RECITALS
A.    Landlord and Tenant entered into that certain Lease dated September 3, 2019 (the “Original Lease”), as amended by that certain First Amendment to Lease dated April 10, 2020, by and between Landlord and Tenant (the “First Amendment”), and that certain Second Amendment to Lease dated August 5, 2020, by and between Landlord and Tenant (the “Second Amendment”, and the Original Lease, as so amended, the “Lease”), with respect to certain premises known as 1310 Harbor Bay Parkway, Alameda, California, as more particularly described in the Lease; and
B.    Landlord and Tenant desire to amend the Lease as provided herein.
AMENDMENT
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:
1.Defined Terms. All capitalized terms used but not defined in this Third Amendment will have the meanings set forth for such terms in the Lease.
2.Base Rent TI Allowance; Discretionary TI Items.
(a)Notwithstanding any provision to the contrary in the Lease, the parties hereto agree and acknowledge that: (i) the Tenant Improvement Allowance for the purposes of determining the initial annual Base Rent in accordance with Section 5.3 of the Work Letter and Exhibit J of the Original Lease shall be equal to FIFTEEN MILLION SEVEN HUNDRED SEVENTY-SEVEN THOUSAND EIGHT HUNDRED THIRTY-FIVE AND NO/100 DOLLARS ($15,777,835.00) (the “Base Rent TI Allowance”); and (ii) the Tenant Improvement Costs incurred in connection with the construction of the Tenant Improvements pursuant to the Work Letter (the “Initial TI Costs”) shall be less than the Base Rent TI Allowance.
(b)Upon Landlord’s determination of the Initial TI Costs, Landlord shall deliver to Tenant a notice in the form of Exhibit A attached hereto as confirmation of the Initial TI Costs (the “Initial TI Notice”), which Tenant shall execute and return to Landlord within five (5) business days of receipt thereof; provided that if said notice is not factually correct, then Tenant and Landlord shall promptly and in good faith agree upon the amount of the Initial TI Costs, and Tenant shall execute and return such notice to Landlord within five (5) business days of their agreement thereto. If Tenant fails to return (or object to) the Initial TI Notice within the initial five (5) business day period, then the Initial TI Costs set forth in the Initial TI Notice shall be determinative. The amount equal to: (i) the Base Rent TI Allowance; minus (ii) the Initial TI Costs, as determined in accordance with this Section 2.(b), shall be the “Discretionary TI Cap”.
(c)Notwithstanding any provision to the contrary in the Lease (including, without limitation, the terms of Section 4.1(a) of the Work Letter), between: (i) the date of the determination of the Initial TI Costs in accordance with Section 2.(b) above; and (ii) the date that is sixty (60)days after the Lease Commencement Date (the “Discretionary TI Period”), Tenant shall have the right to submit invoices for reimbursement to Landlord for its actual, third-party costs incurred in connection with: (A)
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furniture, machinery, fixtures, and equipment; and (B) company signage, to the extent the same are used in connection with the Premises (collectively, the “Discretionary TI Items”, with the costs thereto being the “Discretionary TI Costs”), together with a description of the Discretionary TI Items which are the subject of such invoices (each, a “Discretionary Reimbursement Request”). Upon its receipt of any such Discretionary Reimbursement Request by Tenant, Landlord shall promptly reimburse Tenant for the applicable Discretionary TI Costs described therein, up to an aggregate amount (for all such Discretionary TI Costs) equal to the Discretionary TI Cap; provided that: (1) for any Discretionary Costs exceeding the Discretionary TI Cap, Tenant shall be solely responsible for the same; (2) Landlord’s approval has been obtained in connection with the installation of the applicable Discretionary TI Item that is the subject of any such Discretionary Reimbursement Request by Tenant (to the extent Landlord’s approval is so required under the Lease); (3) Landlord’s responsibilities under this Section 2.(c) shall not, under any circumstance, constitute additional Landlord’s Work or Tenant Improvements required to be performed by Landlord under the Lease (i.e., Landlord shall not be responsible for the installation of any Discretionary TI Items); rather, Landlord’s responsibilities under this Section 2.(c) are strictly limited to its reimbursement of Discretionary TI Costs in accordance with the terms hereof; and (4) Landlord’s obligations under this Section 2.(c) and Section 2.(d) shall not preclude the Premises from being deemed Ready for Occupancy under the Lease.
(d)If Tenant does not provide a Discretionary Reimbursement Request with respect to any Discretionary TI Item prior to the expiration of the Discretionary TI Period, then Tenant shall be deemed to have waived its right to be reimbursed by Landlord for such Discretionary TI Item (regardless of when such Discretionary TI Item was acquired and/or installed by Tenant). Notwithstanding the foregoing, promptly after the expiration of the Discretionary TI Period (or, if there are any outstanding reimbursements in connection with any timely-provided Discretionary Reimbursement Requests as of the expiration of the Discretionary TI Period, promptly after Landlord’s reimbursement (or reasonable refusal to provide such reimbursement) thereof), Landlord shall pay to Tenant an amount equal to: (i) the Discretionary TI Cap; minus (ii) the aggregate amount of Discretionary TI Costs that Landlord has reimbursed to Tenant pursuant to timely-provided Discretionary Reimbursement Requests in accordance with Section 2.(c).
3.Whole Agreement. This Third Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements with respect thereto. Except as amended herein, or in a future writing signed by both parties, there shall be no other changes or modifications to the Lease between the parties and the Lease and the terms and provisions contained therein shall remain in full force and effect. The terms of this Third Amendment will control over any conflicts between it and the terms of the Lease.
4.Successors and Assigns. This Third Amendment shall be binding upon the parties hereto, their heirs, successors, and assigns.
5.Ratification. Except as amended by this Third Amendment, the Lease has not been amended, and the parties ratify and confirm the Lease, as amended by this Third Amendment, as being in full force and effect.
6.    Counterparts; Electronic Execution. This Third Amendment may be executed in counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one agreement. Executed copies hereof may be delivered by email and other electronic means, and upon receipt will be deemed originals and binding upon the parties hereto, regardless of whether originals are delivered thereafter.
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IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the Third Amendment Effective Date.

LANDLORD:

SOUTH LOOP 1, LLC,
a Delaware limited liability company

By: North and South Loop, LLC,
        a Delaware limited liability company,
        its sole member

        By: North Loop 3 Manager, LLC,
               a Delaware limited liability company,
               its managing member

               By: /s/ Joseph Ernst______________
                      Joseph Ernst, Manager

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TENANT:
PENUMBRA, INC., a Delaware corporation By: /s/ Adam Elsesser Name: Adam Elsesser Title: Chairman and CEO By: /s/ Johanna Roberts Name: Johanna Roberts Title: EVP and General Counsel

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EXHIBIT A

FORM OF INITIAL TI NOTICE

To:    ______________________________
    ______________________________
    ______________________________
    ______________________________

Re:     That certain Lease dated September 3, 2019 (as amended, the “Lease”), by and between SOUTH LOOP 1, LLC, a Delaware limited liability company (“Landlord”), and PENUMBRA, INC., a Delaware corporation (“Tenant”), as amended by that certain First Amendment to Lease dated April 10, 2020, by and between Landlord and Tenant, that certain Second Amendment to Lease dated August 5, 2020, by and between Landlord and Tenant, and that certain Third Amendment to Lease dated July __, 2021 (the “Third Amendment”), by and between Landlord and Tenant. All capitalized terms not otherwise defined herein shall have the definitions provided in the Lease.

Dear Tenant:

    In accordance with the Third Amendment, we wish to advise you and/or confirm that: (i) the Initial TI Costs are equal to [____________]; and (ii) the Discretionary TI Cap is equal to [____________].

Sincerely,

LANDLORD:

SOUTH LOOP 1, LLC,
a Delaware limited liability company

By: North and South Loop, LLC,
a Delaware limited liability company,
its sole member

By: North Loop 3 Manager, LLC,
a Delaware limited liability company,
its managing member

By: ___________________________
Joseph Ernst, Manager

[Tenant Acknowledgment on Next Page]

Agreed to and Accepted as of [_____________], 2021.

TENANT:

PENUMBRA, INC.,
a Delaware corporation

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By: ___________________________
Name: _________________________
Title: __________________________

By: ___________________________
Name: _________________________
Title: __________________________

HB 4842-3490-3027    Exhibit A – 2
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